Long term financing obligation	12 Months Ended
Dec. 31, 2017
Long term financing obligation [Abstract]
Disclosure of Long term financing obligation
12.	Long term financing obligation

On January 4, 2016 and September 13, 2016 for fiscal years 2016 and 2017, respectively, AC Immune obtained separate funding commitment notices from the LuMind Research Down Syndrome Foundation (“LuMind”) totaling $200 thousand in each instance. Per the Research Grant Agreement, the terms stipulate that AC Immune has an obligation to reimburse LuMind for an amount equal to 125% of the then funding commitment made by LuMind to AC Immune. AC Immune has accordingly recorded a long-term financing obligation for the total $400 thousand (CHF 395 thousand) committed and a corresponding interest accrual of $100 thousand (CHF 99 thousand).